UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2016

_______________________

CRYOLIFE, INC.

(Exact name of registrant as specified in its charter)
_________________________

Florida	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Roberts Boulevard, N.W., Kennesaw, Georgia 30144
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (770) 419-3355

_____________________________________________________________

(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

CryoLife, Inc., or CryoLife, filed a Form 8-K with the Securities and Exchange Commission on January 25, 2016 (the “Original Filing Date”) to report the completion of its acquisition of On-X Life Technologies Holdings, Inc., or On-X.  In the Original Filing, we stated that the required financial statements and pro forma financial information would be filed by amendment within 71 calendar days from the date that the Original Filing was required to be filed. This Form 8-K/A is being filed to amend the Original Filing to provide the required financial statements and pro forma financial information described under Item 9.01 below.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited financial statements of On-X as of December 31, 2013, December 31, 2014 and the unaudited financial statements as of September 30, 2015 are filed as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma financial information with respect to CryoLife’s acquisition of On-X is filed as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of KPMG LLP
23.2	Consent of Padgett Stratemann & Co., LLP
99.1	Audited financial statements of On-X as of December 31, 2013, December 31, 2014 and the unaudited financial statements as of September 30, 2015
99.2

Unaudited pro forma combined condensed consolidated balance sheet as of September 30, 2015, unaudited pro forma combined condensed consolidated statement of operations for the fiscal year ended December 31, 2014 and unaudited pro forma combined condensed consolidated statement of operations for the nine month period ended September 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOLIFE, INC.

By:	/s/ Jean F. Holloway
Name:	Jean F. Holloway
Title:	Senior Vice President, General Counsel, Chief Compliance Officer and Secretary

Date: March 9, 2016

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP
23.2	Consent of Padgett Stratemann & Co., LLP
99.1	Audited financial statements of On-X as of December 31, 2013, December 31, 2014 and the unaudited financial statements as of September 30, 2015
99.2

Unaudited pro forma combined condensed consolidated balance sheet as of September 30, 2015, unaudited pro forma combined condensed consolidated statement of operations for the fiscal year ended December 31, 2014 and unaudited pro forma combined condensed consolidated statement of operations for the nine month period ended September 30, 2015